Announcement of The Dow Chemical Company Collaboration & Launch of Refinity January 30, 2025

Disclaimer 2 The material that follows is a presentation ("Presentation") of information about Innventure, Inc. and its subsidiaries (together referred to herein as "Innventure," the "Company," "us," "our," or "we"), including information about its subsidiary, Refinity Holdings, LLC (“Refinity”), as of the date of this presentation. The Presentation does not purport to contain all information that may be required or desired by a party interested in investigating the Company, its business or prospects, and it shall not be deemed to be a complete description of the state of affairs of the Company historically, at its stated date or in the future. None of the Company or any of its respective affiliates, officers, directors, employees, representatives or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a written definitive agreement. This Presentation was prepared solely for informational purposes and does not constitute, and is not to be construed as, an offer, or invitation, or solicitation of an offer, to subscribe for or purchase or sell any securities. Likewise, it does not give and should not be treated as giving investment advice, and it has no regard to the specific investment objectives, financial situation or particular needs of any recipient. Neither this Presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever. Caution Regarding Forward-Looking Information This Presentation contains forward-looking statements, including statements regarding the Company or its management's expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including with respect to the business of Refinity, the anticipated benefits of the technology that Refinity intends to develop and commercialize, Refinity’s growth and performance expectations, the commercialization of Refinity’s products and services, and Refinity’s long-term goals. Any statements contained herein that are not statements of historical fact are forward-looking statements. Forward-looking statements appear in a number of places in this Presentation. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "intend," "may," "might," "outlook," "plan," "possible," "potential," "predict," "project," "should," "will," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on the current expectations and beliefs of the management of the Company in light of factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including those discussed and identified in the public filings made or to be made with the SEC by the Company, and the following: • expectations regarding the Company’s and its subsidiaries’ strategies and future financial performance, including their future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and their ability to invest in growth initiatives; • operational risks related to the Company’s subsidiaries that have limited or no operating history; • the implementation, market acceptance and success of the Company’s and its subsidiaries’ business models and growth strategies; • the Company’s and its subsidiaries’ future capital requirements and ability to obtain sufficient funding on attractive terms for operations and future growth and to continue as a going concern; • developments and projections relating to the Company’s and its subsidiaries’ competitors and industry; • the risk that the technology solutions that the Company’s subsidiaries license or acquire from third parties or develop internally may not function as anticipated or provide the benefits anticipated; • the ability of the Company and its subsidiaries to successfully commercialize technology solutions in a timely and cost-effective manner or at all; • the ability of the Company’s subsidiaries to scale their operations; • the ability of the Company and its subsidiaries to establish substantial commercial sales of its products; • the risk that the launch of Refinity distracts the Company’s management from its other subsidiaries and their operations; • the ability of the Company and its subsidiaries to compete against companies with greater capital and other resources or superior technology or products; • the ability of the Company and its subsidiaries to sufficiently protect their intellectual property rights, and to avoid or resolve in a timely and cost-effective manner any disputes that may arise from time to time relating to their use of intellectual property; • the risk of a cyber-attack or a failure of the Company’s or its subsidiaries’ information technology and data security infrastructure; • the risk that the Company may be deemed an investment company under the Investment Company Act, which would impose burdensome compliance requirements and restrictions on its activities, which may make it difficult to operate or to execute its growth plans; • limited liquidity and trading of the Company’s securities; • the ability of the Company and its subsidiaries to meet, and continue to meet, applicable regulatory requirements related their businesses; • the outcome of any legal or regulatory proceedings to which the Company may become a party; • geopolitical risk and changes in applicable laws or regulations; and • the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All subsequent written and oral forward-looking statements concerning the Company and its subsidiaries or other matters addressed in this Presentation and attributable to the Company or its subsidiaries or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Presentation. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events. Market and Industry Data Certain market, industry and other data used herein have been obtained or derived from third-party sources and publications as well as from research reports prepared for other purposes. Although the information from these third-party sources is believed to be reliable, none of the Company or its management has independently verified the data obtained from these sources, and no assurances can be made regarding the accuracy or completeness of such data. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained herein. Trademarks In addition to trademarks, service marks, trade names, copyrights and logos of Innventure and its subsidiaries contained herein, this presentation contains trademarks, service marks, trade names, copyrights and logos of other companies, which are the property of their respective owners. Unless otherwise stated, the use of these other trademarks, service marks, trade names, copyrights and logos herein does not imply an affiliation with, or endorsement of the information contained herein by, the owners of such trademarks, service marks, trade names, copyrights and logos.

3

4 (1) PureCycle Technologies, Inc. became a publicly traded company in 2021 (Nasdaq: PCT) and, as of the date of this presentation, Innventure no longer has an economic interest in PureCycle. Innventure/Dow Relationship Catalyzes Launch of Refinity Adding another MNC further validates Innventure’s business model (1) “Dow is committed to transforming plastic waste into circular solutions that result in high-quality resins demanded by our customers while helping to accelerate a circular economy. We are excited to work with Refinity on waste-to-value which can be combined with Dow’s efforts to Decarbonize and Grow and its Path2Zero journey” Procter & Gamble Procter & Gamble Nokia

Refinity Senior Leadership 5 Chief Executive Officer – Bill Grieco Grieco previously served as Innventure’s Chief Technology Officer and is an entrepreneur, innovator, and business leader who has spent the last 25 years leading R&D and commercialization organizations in the chemical, pharmaceutical, clean tech, and specialty materials industries. He holds a Ph.D. and Master’s degree from M.I.T., and a Bachelor’s degree from Georgia Tech, all in chemical engineering. Chief Operating Officer – Adam Javan Javan has been a Serial CXO for Innventure and is a seasoned executive with over 25 years of running businesses at blue chip companies as well as startups. Prior to Innventure, Javan served as Chief Strategy Officer of a biotech startup company, leading to a successful public offering in 2021. Javan has an MBA from the University of Michigan’s Ross School of Business and a Master’s degree in chemical engineering from the Royal Institute of Technology, Stockholm, Sweden. Key Innventure leaders with extensive process industry experience at MNCs and start-ups are leading Refinity.

6 Our Value Proposition The Problem Our Solution • 240M tons/yr of plastic waste end up in landfills or is incinerated (1) • Current technologies are financially unattractive or highly localized • Global scale of plastic circularity has yet to be achieved • Exclusive license to advanced recycling process based on technology used in other industries • Input: minimally-sorted, mixed plastic wastes that are currently landfilled or incinerated • Output: drop-in chemicals that are chemically equivalent to those produced from oil and natural gas Why Now? Why Refinity? • Unprecedented consumer demand for sustainable products • Aggressive sustainability goals from MNCs • Regulatory pressure to set sustainability targets • Availability of more robust technologies • Conversion of abundant, low cost mixed plastic wastes • Production of drop-in chemicals at an anticipated high yield • Goal of building a global business that we believe will operate with better economics than incumbent recycling technology companies (1) Worldostats.com World Data & Statistics Global Waste Generation by Type 2024; United Nations Sustainable Development Summit 2023 Plastics Pollution Fast Facts

7 Incumbent Recycling Technologies Key Characteristics Use high cost, hard-to-source plastic wastes Mechanical recycling & dissolution produce niche products Pyrolysis operates at low yields Limited economic viability and scalability High operating costs and limited end-use applications hamper global scalability. Mechanical Recycling Physical Process Dissolution Physical Process Pyrolysis & Others Physical Process

8 Refinity Technology Patented fluidized bed (FB) conversion technology licensed from VTT Technical Research Institute of Finland (VTT) VTT’s pilot plant is available for optimization and engineering studies Very short contact times (seconds), moderate temperatures (≤700°C), and high yields (60-70%) to sustainable naphtha or sustainable olefins in trials Uses minimally-sorted, mixed plastic waste High yield conversion of low-cost, abundant plastic wastes offers a significant economic advantage

9 Technology Cost Quality Yield Scalability Impact Mechanical Recycling Low Low Medium Low Localized recycling solution with limited scalability Dissolution (Solvent Purification) High High Low Low High quality and high cost recycled polymer product Viable solution for very specific plastic waste streams Pyrolysis (Chemical Recycling) High Low Low Low Low yields lead to poor economics Limited scalability and poor market penetration Fluidized Bed Conversion Low High High High Expected high yield conversion to fungible chemicals increases productivity and lowers operating costs Use of standard processing equipment expected to reduce scale-up risk and position for global scalability Refinity’s Technology Differentiation

10 Mitigating Commercialization Risks Technology Risk The fluidized bed technology licensed from VTT is demonstrated at bench and pilot scale with representative plastic wastes. Fluidized bed processes and equipment are routinely deployed at commercial scale in refining and petrochemical industries. Scale Up Risk Refinity fluidized bed processing will use equipment that is routinely deployed at commercial scale (10X the size that Refinity needs) in refining and petrochemical applications. Market Risk Refinity’s collaboration with Dow should position Refinity’s conversion process and resulting products to fit into the petrochemical industry operating framework. Potential for facility co- location may allow Refinity to take advantage of infrastructure and scale. We expect lower scale-up and commercial deployment risks than typical startups.

11 Critical Success Factors for Refinity Comprehensive plastic waste sourcing strategy Deployment of catalytic fluidized bed technology for high yield conversion of mixed plastic waste to sustainable naphtha Deployment of non-catalytic fluidized bed technology for high yield conversion of mixed plastic waste to sustainable olefins Collaborating with petrochemical companies to bring our sustainable products to the market Focus on creating feedstock control points. Intend to start with build-and-operate model and expand to licensing as market demands.

Differentiated Technology with High Impact Results Expected 12 DIFFERENTIATION FROM INCUMBENT TECHNOLOGIES EXPECTED IMPACT Focus on using low-cost, abundant plastic waste, that is currently landfilled or incinerated, with minimal sorting Improved sustainability and access to more plastic waste at lower cost Application of fluidized bed technology to convert plastic waste to drop-in chemicals at high yield Increased productivity and lower operating costs Less complex equipment and reduced capital costs Process tuning should allow flexible operation to produce sustainable liquids or gases that replace current fossil feedstocks and feed petrochemical operations Siting flexibility and scalability Refinity aims to enable plastics recycling with economic viability and scalability, which are critical to enabling true circularity